Exhibit 99.1
Corporate Presentation MAY 31, 2024

This Operating and Financial Data should be read in connection with our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024. Statements made in this presentation may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such for-ward-looking statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-look-ing statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue” or comparable terminology. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Disclosure Regarding Forward-Looking Statements” and “Risk Factors” in our annual reports on Form 10-K, as may be supplemented or amended by our quarterly reports on Form 10-Q, which are incorporated herein by reference. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise. FORWARD-LOOKING STATEMENTS

CORPORATE PRESENTATION, MAY 31, 2024 | 3 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG OVERVIEW 145 Front at City Square, Worcester, MA Company Overview COMPANY OVERVIEW

COMPANY OVERVIEW

Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG

At-A-Glance

KEY COMPANY HIGHLIGHTS

Veris Residential, Inc. is a forward-thinking, environmentally and socially conscious real estate investment trust (REIT) that primarily owns, operates, acquires and develops holistically inspired, Class A multifamily properties that meet the sustainability-conscious lifestyle needs of today's residents while positively impacting the communities it serves and the planet at large.

94.7%* OCCUPANCY RATE

14.2% Q1 2024 NOI GROWTH

22 COMMUNITIES

7,621 APARTMENT HOMES

78% OF PROPERTIES ARE GREEN CERTIFIED

92 2023 GRESB SCORE

* Average as of May 20, 2024


NEWEST, HIGHEST-QUALITY CLASS A MULTIFAMILY PORTFOLIO
VERIS' VALUE PROPOSITION
BEST-IN-CLASS, VERTICALLY INTEGRATED OPERATIONAL PLATFORM
EXPERIENCED LEADERSHIP TEAM WITH A PROVEN TRACK RECORD OF VALUE CREATION

CORPORATE PRESENTATION, MAY 31, 2024 | 4

CORPORATE PRESENTATION, MAY 31, 2024 | 5 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG Rapid Transformation to a Pure-Play Multifamily REIT Named new CEO and COO Announced strategic shift to pure-play multifamily Repaid $575m of corporate bonds Rebranded to Veris Residential Reinstated dividend Negotiated early redemption of Rockpoint preferred interest Transformed remaining C-Suite leadership $831m of non-strategic sales (5 land parcels, 2 offices and 1 hotel) Acquired The James 2021 2022 2023 $660m of non-strategic sales (3 land parcels, 5 offices and 2 hotels) $207m of non-strategic sales YTD, including Harborside 5, our last office asset 2024 $731m of suburban office sales across 20 properties COMPANY OVERVIEW 39% 45% 53% 56% 64% 68% 75% 86% 84% 99% Launched Haus25 11th Quarter of sector-leading operational performance 99% 99% 100%

CORPORATE PRESENTATION, MAY 31, 2024 | 6 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG What's Next: A Multi-Faceted Approach to Value Creation OPTIMIZATION INITIATIVES TO ENHANCE ENTITY VALUE With the transformation behind us, our focus turns to the significant opportunities for continued value creation that lie ahead. • Capital Allocation: Initiatives focused on generating earnings and value accretion, providing a further boost to the positive baseline performance from our existing multifamily portfolio over time • Platform/Portfolio Optimization: Continued operational outperformance through platform and portfolio optimization strategies • Balance Sheet Optimization: Focusing on the composition and level of debt over time PLATFORM/PORTFOLIO OPTIMIZATION CAPITAL ALLOCATION BALANCE SHEET OPTIMIZATION VALUE CREATION COMPANY OVERVIEW

COMPANY OVERVIEW

Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG

Veris' Value Proposition

WELL-POSITIONED WITH STRONG UNDERLYING FUNDAMENTALS

1. Sector-leading, vertically integrated operational platform.
2. Newest Class A portfolio in established Northeast markets commanding the highest average rent /unit and growth rate.
3. Technology-guided/AI-based approach to revenue optimization.
4. Strong track record of developing to core (1,616 units–or 32% since 2021).
5. Highly scalable platform.
6. Experienced management team with strong track record. Diverse, experienced Board, highly focused on value creation.
7. Disciplined, value-oriented approach to evaluating capital allocation opportunities.
8. Best-in-class governance and commitment to value-enhancing ESG initiatives.

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COMPANY OVERVIEW

Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG

Northeast Coastal Focused

OUR CORE MARKETS

7,621 premium units across 22 assets, with locations across New Jersey, Massachusetts, Suburban New York and Washington, D.C.

Almost half of our properties are located on the Jersey City Waterfront, where Class A rents continue to reflect a discount of approximately 30% to top Manhattan submarkets and 12% to those of Downtown Brooklyn while offering generally newer product, more space and a wider selection of amenities.


Boston
Worcester
Massachusetts Market
Morris County Market
Jersey City Market
New York Market
New York
Newark
Short Hills Market
Port Imperial Market

NEW YORK
- Quarry Place

MASSACHUSETTS
- 145 Front at City Square
- Portside I/II at East Pier
- The Emery

WASHINGTON, D.C.
- Station House

MORRIS COUNTY
- Signature Place
- The Metropolitan at 40 Park

BERGEN COUNTY
- The James

HARRISON
- RiverPark at Harrison

SHORT HILLS
- The Upton

JERSEY CITY
- Soho Lofts
- Urby
- The BLVD Collection
- Haus25
- Liberty Towers

PORT IMPERIAL
- RiverTrace
- The Capstone
- RiverHouse 9
- RiverHouse 11

V. CORPORATE PRESENTATION, MAY 31, 2024

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COMPANY OVERVIEW

Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG

Superior Portfolio Quality

HIGHLY AMENITIZED & SPACIOUS APARTMENT HOMES

Portfolio differentiators:

- Highly-amenitized, Class A assets
- Youngest multifamily portfolio
- Located in top-performing submarkets
- Commanding highest rents
- Sector-leading ORA® Score of 82.88, reflecting high resident satisfaction
- Underpinned by ESG principles

Unmatched finishes and amenities:

- Resident lounges with picturesque views
- State-of-the-art fitness centers
- Rooftop swimming pools
- Dog parks and grooming areas
- EV charging stations
- Green roofs
- Hydroponic farms
- Rooftop beehives
- Private event spaces
- Conference rooms
- Work pods
- Golf simulator rooms


THE UPTON
THE UPTON
DO NOT ENTER

The Upton, Short Hills, NJ

V. CORPORATE PRESENTATION, MAY 31, 2024 | 9

CORPORATE PRESENTATION, MAY 31, 2024 | 10 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG Our Leadership Team PROVEN TRACK RECORD OF VALUE CREATION Executive Team Mahbod Nia Taryn Fielder Amanda Lombard Anna Malhari Jeff Turkanis Chief Executive Officer General Counsel & Secretary Chief Financial Officer Chief Operating Officer Chief Investment Officer Dept. Heads Carmen DeGuida Lori Milo Karen Cusmano PJ Lefort CISO & Vice President Information Technology Senior Vice President Human Resources Senior Vice President Sustainability & ESG Senior Vice President Operations Senior Vice President Operations & Asset Mgmt Nicole Jones Senior Vice President Marketing & Comms Jay Minchilli Javairia Waseem Vice President Tax Chief Accounting Officer Cindy Mai COMPANY OVERVIEW

CORPORATE PRESENTATION, MAY 31, 2024 | 11 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG Market Overview Haus 25, Jersey City, NJ MARKET OVERVIEW

0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 0% 1% 2% 3% 4% 5% 6% 7% 8% Annual Effective Rent Change: 2024 (Annual Average) UPPER MIDWEST LOWER MIDWEST/PLAINS MID-ATLANTIC DESERT/MOUNTAINS CAROLINAS WEST COAST SOUTHEAST TEXAS FLORIDA Annual Net Inventory Change: 2024 (% of Existing Stock Scheduled to Deliver) NORTHEAST Source: RealPage®; CoStar for Jersey City Waterfront data only JERSEY CITY WATERFRONT 3.5% CORPORATE PRESENTATION, MAY 31, 2024 | 12 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG Our Core Markets R O B U S T D E M A N D A N D L I M I T E D N E A R-T E R M S U P P LY SUPPORT CONTINUED RENTAL GROWTH MARKET OVERVIEW

As of May 2024. Source: Oxford Economics; CoStar for Jersey City Waterfront. 1. Stats do not include Connecticut. 2. Includes all of Jersey City, NJ. CORPORATE PRESENTATION, MAY 31, 2024 | 13 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG Tri-State (NY, NJ, CT)1 295,000 EXISTING TOTAL CLASS A INVENTORY 15,000 (4.9%) CLASS A IN-CONSTRUCTION PIPELINE $4,180 AVERAGE CLASS A RENTS 2.5% RENT GROWTH FORECAST 0.6% PROJECTED ANNUAL POPULATION GROWTH (0.2%) PROJECTED ANNUAL JOB GROWTH 1.7% PROJECTED ANNUAL GDP GROWTH Jersey City Waterfront 19,000 EXISTING TOTAL CLASS A INVENTORY 3.3% CLASS A VACANCY RATE $4,048 AVERAGE CLASS A RENTS 2.8% RENT GROWTH FORECAST 0.6% PROJECTED ANNUAL POPULATION GROWTH2 (0.2%) PROJECTED ANNUAL JOB GROWTH2 1.7% PROJECTED ANNUAL GDP GROWTH2 Boston Metro 115,000 EXISTING TOTAL CLASS A INVENTORY 4,000 (3.6%) CLASS A IN-CONSTRUCTION PIPELINE $3,323 AVERAGE CLASS A RENTS 4.6% RENT GROWTH FORECAST 0.7% PROJECTED ANNUAL POPULATION GROWTH 1.2% PROJECTED ANNUAL JOB GROWTH 3.3% PROJECTED ANNUAL GDP GROWTH Our Core Markets COMMUNITIES CONCENTRATED IN THE NORTHEAST MARKET OVERVIEW 385 (2.0%) CLASS A IN-CONSTRUCTION PIPELINE 5.5% CLASS A VACANCY RATE 7.9% CLASS A VACANCY RATE

MARKET OVERIEW

Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG

Key Drivers in Our Core Markets

ESTABLISHED MARKETS WITH STRONG FUNDAMENTALS

Higher Average Resident Income

MEDIAN RESIDENT INCOME


$187,102
$104,431
$74,755
U.S. Average
Veris Markets
Veris Properties

Higher Cost of Home Ownership

MEDIAN VALUES


1.52x
1.37x
U.S. Average
Veris Markets

Higher Educational Attainment

% OF ADULTS WITH BACHELOR'S OR HIGHER


49.93%
35.70%
U.S. Average
Veris Markets

Weighted average of Veris Residential markets as of December 2023. Markets include New Jersey, New York, Massachusetts and Washington, D.C. Source: US Census Bureau.

V. CORPORATE PRESENTATION, MAY 31, 2024

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Rent/Income % (Mean) CORPORATE PRESENTATION, MAY 31, 2024 | 15 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG Our Residents' Income Profile R E S I D E N T I N C O M E S S T E A D I LY G R O W I N G I N PA R A L L E L W I T H R E N T S 12% AV E R A G E R E S I D E N T R E N T TO N E T D I S P O S A B L E INCOME $187,102 AVERAGE RESIDENT INCOME $369,150 AV E R A G E H O U S E H O L D INCOME Resident income information reflects Q1 2024. MARKET OVERIEW 14% 13% 15% 13% 14% 14% 16% 15% 15% 13% 14% 13% Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Average Revenue per Home $4,100 $3,900 $3,700 $3,500 $3,300 $3,100 $2,900 $2,700 $2,500 80.0% 70.0% 60.0% 50.0% 40.0% 30.0% 20.0% 10.0% 0.0% Rising Incomes Support Growing Rents Q1 2024 12%

CORPORATE PRESENTATION, MAY 31, 2024 | 16 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG PORTFOLIO Portfolio Optimization PORTFOLIO OPTIMIZATION 145 Front at City Square, Worcester, MA

CORPORATE PRESENTATION, MAY 31, 2024 | 17 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG Ongoing Portfolio Optimization Strategies FOCUS ON MAXIMIZING NOI GROWTH AND MARGIN PORTFOLIO OPTIMIZATION Revenue Maximization Expense Mitigation Capital Investment • Guided, AI-based approach to revenue optimization. • Prioritization of resident retention. • Focus on resident experience (The Veris Promise). • Ancillary revenue opportunities. • Controls/budgeting/accountability. • Simplification of organizational structure/streamlined processes. • Technology driving efficiencies across functions (EliseAI, Peek, Maintenance IQ and others). • Hybrid-style, "floating" leasing team. • Centralized back office. • ROIC-focused capex to grow revenue and/or reduce expenses, driving NOI growth. • Value-enhancing ESG initiatives.

CORPORATE PRESENTATION, MAY 31, 2024 | 18 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG Class A Portfolio with Peer-Leading Revenue & NOI Growth 11 CONSECUTIVE QUARTERS OF SECTOR-LEADING PERFORMANCE Veris 14.2% vs. Peers 2.3% Q1 S A M E S TO R E YOY NOI GROWTH PORTFOLIO OPTIMIZATION Peer (Median) Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Veris Residential 20% 15% 10% 5% 0% -5% -10% -15% Year-Over-Year Revenue Growth Q4 2023 Q1 2024

PORTFOLIO OPTIMIZATION

Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG

Revenue Management Driving Outperformance

OPTIMIZING RENTAL REVENUE

5.6% **Q2 SAME STORE BLENDED RENTAL GROWTH RATE AS OF MAY 20, 2024**

VERIS PROPERTIES ON JERSEY CITY WATERFRONT COMMAND

A Rental Premium

Average rent per home for Class A property


$4,091
$226
$4,317
Market Rent per Home
Veris Premium
Veris Rent per Home


Market Intelligence
• Realtime demand/ supply analytics
• Demographic trends
• Target resident mix
Revenue Management
• Guided, AI-based approach to optimizing new lease and renewal pricing
• Lease expiration optimization matrix
• Optimized occupancy
Marketing & Customer Service
• Targeted marketing spend based on data/intelligence
• Customer service experiences streamlined by technology
Revenue Outperformance
• 11 consecutive quarters of peer-leading revenue growth

CORPORATE PRESENTATION, MAY 31, 2024 | 19

30% 40% 50% 60% 70% 80% 90% 100% SUSTAINED INCREASE IN NOI MARGIN SINCE Q1 2021 OF REVENUE 22% NOI MARGIN 57% N O I MARGIN 67% O F REVENUE 17% CORPORATE PRESENTATION, MAY 31, 2024 | 20 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG Driving Operating Margin Improvements T H R O U G H E F F E CT I V E E X P E N S E M I T I G AT I O N M E A S U R E S D E S P I T E T H E INFLATIONAL BACKDROP AND ELEVATED TAX INCREASES IN JERSEY CITY What's Increased Our NOI Margin So Far: • Introduction of controls and budgeting accountability • Simplification of organizational structure • Centralized back-office functions, including vendor management and certain accounting functions • AI-enabled leasing assistant • Hybrid-style, "floating" leasing team What Will Continue to Drive Improvement: • Smart maintenance platform • Smart budgeting platform • Other initiatives under review 2021 2022 2023 Non-Controllable Expenses Over Revenue Controllable Expenses Over Revenue Non-Controllable Expenses Over Revenue Controllable Expenses Non-Controllable Expenses NOI Margin PORTFOLIO OPTIMIZATION Q1 24

PORTFOLIO OPTIMIZATION

Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG

Future Value-Add Opportunities—Liberty Towers

RENOVATING AND REPOSITIONING LIBERTY TOWERS

We have begun an extensive renovation of Liberty Towers, a 648-unit apartment building in Jersey City, which will significantly enhance the value of the asset.

$30 Million
INVESTMENT

18%
RETURN-ON-INVESTMENT

$0.06
PER SHARE CORE FFO CONTRIBUTION WITH COMPLETION IN 3-4 YEARS



Renderings of the planned renovations of the amenity core

V. CORPORATE PRESENTATION, MAY 31, 2024

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PORTFOLIO OPTIMIZATION

Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG

Technology—myVeris App

ALL-ENCOMPASSING RESIDENT ENGAGEMENT APP

RESIDENT ADOPTION RATE:

>90%

Our comprehensive resident mobile application, myVeris, streamlines business operations while offering a convenient, all-in-one solution for residents to:

- Pay rent
- Request maintenance
- Message community management
- Reserve amenities
- View package deliveries
- RSVP to events
- Browse community information and resources
- Register visitors
- Connect with brand partners
- Post on a digital community bulletin board


12:29
Partner Promotions
Amenities
Partner Promotions
Explore local and national deals for you, just for being a resident at Veris.
Shop now
Haus 25
myveris

Homepage


12:31
Events
Upcoming | Body Sculpt Fitness Class
January 30th, 7:00 PM at Gym
Body Sculpt Fitness Class
7:00 PM - 8:00 PM
Harvest Time!
Wed 11:00 AM - 2:00 PM
Zumba Fitness Class
Wed 7:00 PM - 8:00 PM

Property events


12:29
Amenity Reservations
Next: No upcoming reservations
View All
Spaces
Items
300 Club: Bowli...
BBQ Bar (Privat...
Cabana
Conf. Room A

Amenity reservations, including work-from-home areas


12:30
Partner Promotions
Taskrabbit
$20 off
All
Food & Drink
Health & Wellness
Enjoy Self Care
Get 15% off!
Services
Piers Laine
Services
Bellhop Moving
4 oz /$7
15% off
Food & Drink
Sunday Morning C...
Food & Drink
Resist Nutrition
$200 off
20% off

Partner Promotions, where residents receive exclusive deals from handpicked partners

V. CORPORATE PRESENTATION, MAY 31, 2024 | 22

CORPORATE PRESENTATION, MAY 31, 2024 | 23 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG Technology—Quinn, Our AI Property Assistant COMMUNICATING WITH PROSPECTS AND RESIDENTS Quinn, powered by Elise AI, is a virtual leasing agent that replies to prospects using natural language AI. This powerful tool automates the entire leasing workflow, allowing leasing agents to focus on tours. The AI is able to: • Provide prospects with property and leasing information • Book tours for prospects • Retrieve and update CRM data about buildings, units, tours and prospects • Follow-up with unresponsive leads • Send confirmation emails • Manage rescheduling and cancellations • Send applications and thank you notes Online chat feature addition to our website Sample of reporting features PORTFOLIO OPTIMIZATION 7,286* AVERAGE EMPLOYEE HOURS SAVED PER MONTH: * Data taken from January 1, 2024 - April 30, 2024.

PORTFOLIO OPTIMIZATION

Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG

Technology—Virtual and Self-Guided Tours

STREAMLINING OPERATIONS AND REDUCING COSTS

Using Peek, we create virtual tours for all vacant apartments in our portfolio, allowing for:

- Self-guided tours
- Streamlined operations
- Reduced costs
- Reduced prospect travel time
- Engaging customer experiences

>22,000
MONTHLY VIEWS

>2,000
TOTAL SPACES SCANNED


How would you like to continue?
Send a message
Schedule a Self-Guided Tour
Apply now
peek
I'm Interested

Website allows user to see actual unit they are interested in renting



Sample of reporting features

CORPORATE PRESENTATION, MAY 31, 2024 | 24

PORTFOLIO OPTIMIZATION

Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG

Customer Service—The Veris Promise

EXCEPTIONAL RESIDENT EXPERIENCES

THE VERIS promise

Our Pledge. Our Promise.

The Veris Promise is our commitment to providing best-in-class services while creating vibrant, sustainable communities. This is a pledge to our residents, current and future, and a true differentiator for our portfolio.

Welcome Home
- 30-DAY MOVE-IN GUARANTEE
- 24-HR MAINTENANCE GUARANTEE
- CURATED PARTNER PROMOTIONS
- INCLUSIVE DOG & CAT POLICY
- BILT REWARDS PROGRAM

Wellness
- SMOKE-FREE COMMUNITIES & ELEVATOR PURIFICATION
- COMPLIMENTARY BIKE STORAGE SPACE
- 75-POINT MOVE-IN INSPECTION
- WELL HEALTH-SAFETY & EQUITY RATED SPACES
- EMBRACE BY VERIS RESIDENTIAL

Extra Perks
- ENHANCED RESIDENT REFERRAL PROGRAM
- ONE COMPLIMENTARY LOCK-OUT
- ONE COURTESY LATE PAYMENT
- CREDIT BUILDER PROGRAM
- VERBAL TRANSLATION SERVICES

V. CORPORATE PRESENTATION, MAY 31, 2024 | 25

CORPORATE PRESENTATION, MAY 31, 2024 | 26 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG Average Property Google Review Ever, the maintenance technician was very helpful! I put a request in for my ice maker to be fixed on a Monday night, and Ever was there first thing Tuesday morning to get our ice maker back up and running again. He was polite, kind, and professional. We have loved our time at Portside East so far and would recommend these apartments to anyone! – Yelp, Portside at East Pier I cannot say enough good things about Haus25. This building is super clean and everyone from concierge, maintenance , and the leasing office have been great! Trisha and Joseph have made the transition to a new apartment within the building so seamless. They were extremely helpful with all questions and made sure we knew exactly what to expect from the lease terms, amenities, and moving. Haus25 is a wonderful community to be a part of, and I’m so happy to call it home! – Haus25, Google We love The James! Whenever we submit a maintenance request, Armando arrives typically within an hour or two to help fix the problem. He is extremely kind and very helpful! The amenities are amazing and the building is beautiful and very clean. We would recommend living here to anyone! – Apartments.com, The James Customer Service—An Excellent Reputation National Average: 61.77 I made a self-tour yesterday at Haus25 and it was a really great experience! Trisha responded to my inquiry and arranged for my tour immediately and the staffs in the building are nice too. They offered me with detailed instructions on my tour. And the building is a nice one! – Haus25, Google Veris ORA® Score: 82.88 PORTFOLIO OPTIMIZATION As of April 2024. I love Riverhouse 11! Best decision was to live here with my daughter. We enjoy all the amenities and neighborhood. Our building is always clean and taken care of. The staff is amazing specially Michael, the leasing Manager who truly goes above and beyond for us and has always made me feel appreciated and valued. I truly appreciate people who deal with others with courtesy and genuine care, thank you Michael so much! I highly recommend Riverhouse 11. – Google, RiverHouse 11 at Port Imperial We love living in BLVD. The location is excellent, the views are breathtaking and the staff is amazing. Would recommend to anyone looking for an apartment in Jersey City! – Facebook, The BLVD Collection

CORPORATE PRESENTATION, MAY 31, 2024 | 27 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG Focus on Operational Excellence PEER-LEADING PERFORMANCE PORTFOLIO OPTIMIZATION Number of Properties 22 299 171 254 299 292 187 28 Number of Units 7,621 90,673 59,227 62,271 79,688 100,880 59,813 9,374 Same Store NOI Growth YTD YoY 14.2% 3.7% 2.3% 3.0% 5.5% (0.7)% 1.2% 0.3% NOI Margin 66.7% 69.3% 64.4% 69.9% 67.6% 64.4% 68.7% 63.0% Net Blended Rental Growth Rate 4.6% 2.0% (1.1)% 2.7% 1.6% (0.4)% 0.8% 2.3% Same Store Average Monthly Rent per Home $3,899 $2,967 $1,992 $2,631 $3,070 $1,690 $2,545 $1,889 Average Asset Age1 8 17 14 29 23 20 23 40 Capex Reserve per Home1 $1,750 $2,300 $3,150 $3,550 $2,500 $2,350 $3,250 $3,250 ORA Ranking2 82.88 78.57 77.52 59.21 71.78 75.45 56.58 66.61 Elite 1% ORA Properties for 2023 2 9 8 0 2 15 1 2 Note: Veris Residential properties as of March 31, 2024. Peer comparable data as of 1Q 2024 reporting. Veris Residential same store portfolio now includes all multifamily assets as of 1Q24. 1. Information based on Green Street as of May 15, 2024. 2. ORA® Rankings as published by J Turner as of April 2024.

CORPORATE PRESENTATION, MAY 31, 2024 | 28 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG The Emery at Overlook Ridge, Malden, MA PORTFOLIO Capital Allocation CAPITAL ALLOCATION

CAPITAL ALLOCATION
Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG

Capital Allocation

A DISCIPLINED, VALUE-ORIENTED APPROACH TARGETING THE MOST-COMPELLING RISK-ADJUSTED RETURNS

Strong Track Record

- Experienced Board and management team with proven track record of value creation
- Comprehensive review of all capital allocation alternatives with focus on maximizing shareholder value
- Expertise evaluating construction, development, redevelopment and value-add opportunities
- Proven ability to source deals off-market

Disciplined Approach

- Disciplined underwriting approach
- Qualitative and quantitative analysis for market and asset-level fundamentals with cross-functional input
- Operational insight into local and sector market fundamentals and capital markets
- Proprietary analysis and tracking of key markets
- Board oversight/approval

Scaleable Platform

- Best-in-class, vertically integrated platform
- Ability to leverage regional and corporate teams
- Technology driving efficiencies


DEVELOPMENT
VALUE-ADD
ACQUISITIONS
CAPITAL ALLOCATION
OTHER
LEVERAGE REDUCTION
RETURN OF CAPITAL

CORPORATE PRESENTATION, MAY 31, 2024 | 29

CAPITAL ALLOCATION

Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG

Development Track Record

ESTABLISHED TRACK RECORD DEVELOPING PROPERTIES OF THE HIGHEST QUALITY

Over the past three years, we have developed and stabilized four new multifamily properties. These high-quality Class A assets are located in our core markets and offer modern amenities, spacious units and sustainability-centric design. As such, they demand significant rent premiums, contributing to overall portfolio outperformance.

1,616

UNITS DEVELOPED BETWEEN 2021-2023


riverhouse9


UPTON


25


THE
CAPSTONE

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CAPITAL ALLOCATION

Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG

Our Current Land Bank

SUBSTANTIAL POTENTIAL FOR FUTURE DEVELOPMENT OR CAPITAL RECYCLING

We are evaluating our remaining land bank as we contemplate potential future development starts and/or further land sales.

$187 Million*
LAND BANK VALUE

4,139
UNITS FOR POTENTIAL DEVELOPMENT

* Reflects sale of 6 Becker/85 Livingston in April 2024.


Revere, MA
Malden, MA
Short Hills, NJ
Roseland, NJ
Parsippany, NJ
White Plains, NY
West New York, NJ
Weehawken, NJ
Jersey City, NJ
Wall Township, NJ

V. CORPORATE PRESENTATION, MAY 31, 2024 | 31

CORPORATE PRESENTATION, MAY 31, 2024 | 32 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG Transaction Track Record H I G H LY A CT I V E O V E R T H E PA S T F O U R Y E A R S D E S P I T E CHALLENGING TRANSACTION MARKETS Transactions completed since 2020 include 34 offices, 3 hotels, 16 land parcels and 1 multifamily property. $2.6 B OF TRANSACTIONS CLOSED 54 ASSETS SOLD CAPITAL ALLOCATION THE HYATT JERSEY CITY HARBORSIDE 1, 2 & 3 JERSEY CITY 101 HUDSON JERSEY CITY 4 Years of Transactions TRACK RECORD SINCE JANUARY 1, 2020 HARBORSIDE 5 & 6 JERSEY CITY METROPOLITAN LOFTS

CORPORATE PRESENTATION, MAY 31, 2024 | 33 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG The Capstone at Port Imperial, West New York, NJ Balance Sheet Optimization BALANCE SHEET

CORPORATE PRESENTATION, MAY 31, 2024 | 34 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG Continued Balance Sheet Optimization Over Time DE-LEVERING, DE-RISKING AND MAXIMIZING FLEXIBILITY Current Debt Portfolio & Recent Payments: • Current debt comprises almost entirely (99.9%) of senior fixed-rate mortgages secured by the multifamily portfolio. • The Company’s total debt portfolio has a weighted average interest rate of 4.5% and weighted average maturity of 3.7 years. • The Company repaid the loan on 145 Front Street in May 2024. Debt Strategy: • Maximizing operational flexibility • Actively managing debt maturity profile • Leverage reduction over time • Diversifying lender base and composition of debt • Mitigating interest risk Debt Maturity Schedule AS OF MAY 31, 2024 BALANCE SHEET Excludes the $200M Term Loan and $300M Revolver capacities of the facility maturing in 2028, assuming the exercising of their respective 1-year extension options. $14 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 Planned Refinancings Unconsolidated Mortgages Consolidated Mortgages $467 $63 $18 $413 $316 $343 $122 $158 $72 $45

CORPORATE PRESENTATION, MAY 31, 2024 | 35 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG Training session at the corporate office ESG ESG

ESG
Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG

Key ESG Initiatives & Achievements

SIGNIFICANT PROGRESS OVER THE PAST 3 YEARS

Environmental

- 54% reduction in Scope 1 & 2 emissions
- 24% reduction of energy consumption
- 78% of properties green certified
- 65% of properties with EV charging points
- 90% of properties with a Walk Score of 70 or higher

+

Social

- 100% of managed portfolio WELL Equity Rated (1st company globally to achieve portfolio wide)
- 100% of managed portfolio WELL Health-Safety Rated
- 53% racially/ethnically diverse across all employees
- Included in Bloomberg Gender-Equality Index
- Pledge 1% member

+

Governance

- 100% of leases with a Sustainability Addendum
- Supplier Diversity Program
- Diverse, highly independent Board of Directors
- Strong ethics and compliance program
- Ethics hotline

+

ESG as an Amenity

- Veris Farms, hydroponic farming, at select properties
- 30 urban beehives
- Health-focused spaces like gyms, saunas and greens space
- 100% ENERGY STAR® appliances
- Ecobee smart thermostats, saving residents 26% on energy bills

=

ESG Leader

- Nareit's 2023 Leader in the Light Award
- Nareit's 2023 Bronze DEI
- GRESB Global Listed and Regional Sector Leader
- Gold Green Lease Leader
- Great Places to Work Certified™
- VerisSustainability.com launched on Earth Day 2024

V. CORPORATE PRESENTATION, MAY 31, 2024 | 36

ESG
Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG

Memberships & Awards

WELL-RECOGNIZED INDUSTRY LEADER

Major Company Awards

Leader in the Light
Nareit

Best Corporate Steward
US Chamber of Commerce Foundation

Global Listed and Regional Sector Leader
GRESB

Bronze Diversity Equity & Inclusion Recognition
Nareit

Best Transaction
MHN Excellence Awards

Best Workplaces in New York
Fortune

Best Workplaces in Real Estate
Fortune

Best Places to Work in New Jersey
NJBIZ

Leading Organization in Diversity, Equity & Inclusion
MAA President's & Achievement Awards

Best ESG Program
MHN Excellence Awards

Voluntary Best Practices

Bloomberg Gender-Equality Index
Climate Disclosure Project (CDP)
GRESB
S&P Corporate Sustainability Assessment
Science Based Targets initiative (SBTi)
Task Force for Climate and Financial Disclosures (TCFD)
UN Sustainable Development Goals (SDG)
UN Global Compact Communication on Progress

Signatory

CEO Action for Diversity Pledge
UN Global Compact
UN Women Empowerment Principles (WEPs)

Memberships

USGBC
NMHC
Nareit
DOE Better Buildings Initiative - *partners in the Better Climate Challenge and Water Savings Network*

V. CORPORATE PRESENTATION, MAY 31, 2024
| 37

COR PORATE P RESE N TATIO N, MAY 31, 2024 | 38 Q1 2024 Total Q4 2023 Total Net Income (loss) $(4,469) $(5,746) Deduct: Income from discontinued operations (252) 33,489 Realized gains and unrealized gains on disposition of rental property and impairments, net (1,548) (43,970) Real estate services income (922) (1,084) Interest and other investment income (538) (232) Equity in (earnings) losses of unconsolidated joint ventures (254) (260) (Gain) loss on disposition of developable land (784) (7,090) Loss from extinguishment of debt, net — 1,903 Realized gains (losses) and unrealized gains (losses) on disposition of rental property, net — 2 Gain on sale of unconsolidated joint venture interests (7,100) — Other Income, net (255) (77) Add: Real estate services expenses 5,242 4,323 General and administrative 11,088 9,990 Transaction related costs 516 576 Depreciation and amortization 20,117 21,227 Interest expense 21,500 21,933 Land impairments and other impairments, net — 5,928 Net Operating Income (NOI) $42,400 $41,111 Information About Net Operating Income (NOI) RECONCILIATION OF NET INCOME (LOSS) TO NET OPERATING INCOME (NOI) Provision for income taxes 59 199 DEFINITION OF NET OPERATING INCOME (NOI): NOI represents total revenues less total operating expenses, as reconciled to net income above. The Company considers NOI to be a meaningful non-GAAP financial measure for making decisions and assessing unlevered performance of its property types and markets as it relates to total return on assets, as opposed to levered return on equity. As properties are considered for sale and acquisition based on NOI estimates and projections, the Company utilizes this measure to make investment decisions, as well as compare the performance of its assets to those of its peers. NOI should not be considered a substitute for net income, and the Company’s use of NOI may not be comparable to similarly titled measures used by other companies. The Company calculates NOI before any allocations to noncontrolling interests, as those interests do not affect the overall performance of the individual assets being measured and assessed Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG

COR PORATE P RESE N TATIO N, MAY 31, 2024 | 39 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG Definitions Net Blended Rental Growth Rate combines new lease and renewal lease growth rates. New lease growth rate refers to the difference in rent a new occupant of a unit is paying compared to the rent the unit’s previous occupant was paying on a net effective basis. Renewal lease growth rate refers to the increase or decrease in monthly rent in a renewed lease compared to the previous lease on a net effective basis. Net Operating Income (NOI) represents total revenues less total operating expenses, as reconciled to net income above. The Company making decisions and assessing unlevered performance of its property types and markets as it relates to total return on assets, as opposed to levered return on equity. As properties are considered for sale and acquisition based on NOI estimates and projections, the Company utilizes this measure to make investment decisions, as well as compare the performance of its assets to those of its peers. NOI should not be considered a substitute for net income, and the Company’s use of NOI may not be comparable to similarly titled measures used by other companies. The Company calculates NOI before any allocations to non-controlling interests, as those interests do not affect the overall performance of the individual assets being measured and assessed. Average Effective Monthly Rent Per Home represents the average effective rent (net of concessions) for in-place leases and the market rent for vacant homes. ORA™ score is an aggregate compilation of a property’s ratings across various review sites. Each month, J Turner Research monitors the online ratings of properties nationwide. Using a statistical model, a single score based on a scale of 0 to 100 is assigned to each property. Elite 1% ORA® is an annual ranking of the properties assessed by ORA® nationally. The top 1% make it to the list, typically requiring a property score above 95. Same Store includes properties that were owned for the entirety of the years being compared and exclude properties under redevelopment or during the years being compared.

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